                                                                   EXHIBIT 10.33

NOTE AND SECURITY AGREEMENT        [MELLON PSFS LOGO]

$500,000.00   February 27, 1997

For Value Received, AND INTENDING TO BE LEGALLY BOUND, UNDERSIGNED, AS DEFINED BELOW, PROMISES TO PAY TO MELLON BANK N.A. ("BANK") OR ITS ORDER AT PHILADELPHIA, PENNSYLVANIA THE SUM OF FIVE HUNDRED THOUSAND 00/100 DOLLARS ($500,000.00), OR SUCH LESSER OR GREATER PRINCIPAL AMOUNT AS MAY BE OUTSTANDING FROM TIME TO TIME UNDER A TERM LOAN ESTABLISHED BY BANK FOR THE BENEFIT OF UNDERSIGNED, WITH INTEREST ON THE OUTSTANDING BALANCE FROM THE DATE OF THIS NOTE AND SECURITY AGREEMENT ("NOTE") AT THE RATE(S) ("CONTRACTUAL RATE(S)") SPECIFIED HEREIN.

See attached Supplement to Note and Security Agreement.

Upon the occurrence of any Event of Default (as defined below), at Bank's option, interest shall accrue at a rate equal to two percent (2%) per annum above the Contractual Rate(s) specified until the earlier of (a) the date that such Event of Default has been cured, (b) until and including the date of maturity hereof, or (c) if this Note is payable on demand, until and including the date for payment in full set forth in any such demand, whichever the case may be.

After maturity, whether by acceleration or otherwise, or if this Note is payable on demand, after the date for payment in full set forth in any such demand, at Bank's option, interest shall accrue at a rate equal to two percent (2%) per annum above the Contractual Rate(s) until all sums due hereunder are paid. Interest shall continue to accrue after the entry of judgment by confession or otherwise at a rate of two percent (2%) above the Contractual Rate(s) until all sums due hereunder and/or under the judgment are paid. This is the Note or one of the Notes referred to in that Revolving Line of Credit Agreement dated May 24, 1996 between Undersigned and Bank, as the same may be supplemented from time to time.

If any payment (including without limitation any regularly scheduled payment, balloon payment and final payment) is not paid within 10 days after it is due, Undersigned will pay a late charge as specified below, regardless of whether the payment due consists of principal and interest, principal only or interest only:

[x ] 4% of the unpaid portion of the payment due
[  ] $ __________
[  ] the greater of $ __________, or ______% of the unpaid portion of the payment due
[  ] late payment charge does not apply

Such late charge shall be in addition to any increase made to the Contractual Rate(s) applicable to the outstanding balance hereof as a result of maturity of this Note or otherwise, as well as in addition to any other applicable fees, charges and costs.

Undersigned shall have the right, at its option, to prepay this Note in whole at any time or in part from time to time. Any such prepayment shall be applied first to any accrued but unpaid interest, secondly to the prepayment charge, if any, discussed below, and lastly to the unpaid installments of principal in the reverse order of their scheduled maturities. In the event that any portion of principal of this Note accruing interest at a fixed rate is prepaid for any reason whatsoever, whether by declaration, acceleration, demand or otherwise and whether or not an Event of Default has occurred, a prepayment charge shall be due and payable by Undersigned to Bank, calculated as described in the Prepayment Addendum, if any, which references this Note, from Undersigned to Bank, incorporated herein by reference and made a part hereof. All such prepayments shall be subject to all terms and conditions of any such Prepayment Addendum.

So long as Bank is the holder hereof, Bank's books and records shall be presumed, except in the case of manifest error, to accurately evidence at all times all amounts outstanding under this Note and the date and amount of each advance and payment made pursuant hereto.

The prompt and faithful performance of all of Undersigned's obligations hereunder, including without limitation time of payment, is of the essence of this Note.

1. SECURITY INTEREST. Undersigned hereby grants to Bank a security interest in the following property now owned or hereafter acquired by Undersigned.

[_] ________ The securities described below, together with all cash, stock or other dividends or distributions paid upon or made in respect of such securities in any form; all securities received in addition to or in exchange for such securities; and all subscription rights incident to such securities;

______ all equipment, wherever located, including machinery, motor vehicles, furniture and fixtures;

______ all inventory (whether held for sale or lease or to be furnished under contracts of service), raw materials, work in process, and materials used or consumed in the conduct of Undersigned's business, and all books, records, invoices and other documents which describe or evidence the same; and

_____ all accounts, contracts rights, general intangibles, choses in action, instruments, chattel paper, documents (including all documents of title and warehouse receipts) and all rights to the payment of money, however evidenced or arising.

[_] ________ Other.

In addition to the foregoing, Undersigned: (1) grants to Bank a security interest in all substitutions for, renewals of, improvements, replacements and additions to, and the products and proceeds (cash and non-cash) of all of the foregoing property and any insurance policies relating thereto; (2) grants to Bank a security interest in, lien upon, and right of setoff against, all deposit accounts, credits, securities, moneys or other property of Undersigned which may at any time be in the possession of, delivered to, or owed by Bank, including any proceeds or returned or unearned premiums of insurance, and the proceeds of all the foregoing property; and (3) assigns to Bank all moneys which may become payable on any policy of insurance required to be maintained under this Note, including any returned or unearned premiums.

All such property subject to Bank's security interests described in this Section 1 is referred to herein collectively as the "Collateral." With respect to
Section 4 hereunder, the term "Collateral" shall not include the property described in Subsection (2) of this Section 1.

All security interests in Collateral shall be deemed to arise and be perfected under and governed by the Uniform Commercial Code, except to the extent that such law does not apply to certain types of transactions or Collateral, in which case applicable law shall govern.

2. OBLIGATIONS SECURED. The Collateral shall secure the following obligations ("Obligations") of Undersigned to Bank: (a) all amounts at any time owing or payable under this Note; (b) all costs and expenses incurred by Bank in the collection or enforcement of this Note or the protection of the Collateral; (c) all future advances made by Bank for taxes, levies, insurance, and repairs to or maintenance of the Collateral; and (d) any other indebtedness, liability or obligation of Undersigned to Bank, past, present or future, direct or indirect, absolute or contingent, individual, joint or several, now due or to become due, whether as drawer, maker, endorser, guarantor, surety or otherwise, except that none of the security interests created herein shall secure any obligation incurred by Undersigned which is defined as "consumer credit" by Federal Reserve Board Regulation Z, 12 C.F.R. (S)226.1 et seq., and is not exempted from the application of that Regulation.

3. REPRESENTATIONS. Undersigned hereby makes the following representations and warranties which shall be true and correct on the date of this Note and shall continue to be true and correct at the time of the creation of any Obligation secured hereby and until the Obligations secured hereby shall have been paid in full: (a) Undersigned's residence and/or Chief Executive Office, as the case may be, is as stated below or as otherwise stated in a subsequent written notice delivered to Bank pursuant to the terms hereof; (b) Undersigned has good and marketable title to the Collateral subject to no security interest, lien or encumbrance, except as indicated to the contrary to Bank in writing prior to the execution of this Note; and (c) if any of the Undersigned is an individual, each such individual is at least 18 years of age and under no legal disability or incapacity.

4. COVENANTS. Undersigned covenants and agrees that until the Obligations secured hereby have been paid in full, Undersigned shall: (a) use the proceeds of the loan evidenced hereby only for the business purpose(s) specified to the Bank at or prior to the execution hereof: (b) not permit use of the Collateral for any illegal purposes; (c) promptly notify Bank in writing of any change in its or their residence or Chief Executive Officer; (d) maintain at all times good and marketable title to all Collateral, free and clear of any security interest, lien or encumbrance (except as to which Bank may grant its prior written consent pursuant to Section 4 (c) below), and defend such title against the claims and demands of all persons; (e) not (1) lease, mortgage, pledge or encumber the Collateral, (2) permit the Collateral's identity to be lost, (3) permit the Collateral to be levied upon or attached under any legal process, (4) permit or cause any security interest or lien to arise with respect to the Collateral (other than those created in this Note), or (5) sell, part with possession of, or otherwise dispose of the Collateral or any rights therein, except as Bank may grant its prior specific written consent with respect to acts or events specified in Subsections (1), (4), or (5) hereof; (f) purchase and maintain policies of insurance (including flood insurance) to protect the Collateral or other property against such risks and casualties, and in such amounts, as shall be required by Bank and/or applicable law, which policies shall (1) be in form and substance satisfactory to Bank, (2) at Bank's option, designate Bank as loss payee and/or as additional insured, and/or contain a lender's loss payable endorsement, and (3) be (or certificates evidencing same shall be) deposited with Bank; (g) provide, upon request, financial or other information, documentation or certifications to Bank (including balance sheets and income statements), all in form and content satisfactory to Bank; (h) execute, upon demand by Bank, any financing statements or other documents which Bank may deem necessary to perfect or maintain perfection of the security interest(s) created in this Note and pay, upon demand by Bank, (1) all costs and fees pertaining to the filing of any financing, continuation or termination statements, mortgages, satisfaction pieces, judgments and any other type of document which Bank deems necessary or desirable to be filed with regard to security interests which secure the indebtedness evidenced or secured hereby, regardless of whether such security interests were granted by Undersigned, and
(2) all costs and expenses incurred by Bank in connection with any collateral securing this Note (including without limitation all advances made by Bank for taxes, levies, insurance, repairs to or maintenance of the collateral, appraisal or valuation of the collateral, and determination and monitoring of flood hazard status), regardless of whether such collateral is owned by Undersigned; and (i) pay upon demand by Bank, all amounts incurred by Bank in connection with any action or proceeding taken or commenced by Bank to enforce or collect this Note or protect, insure or realize upon the Collateral, including attorney's fees equal to the lesser of (a) 20% of the above sum and interest then due hereunder or $500.00, whichever is greater, or (b) the maximum amount permitted by law, and attorney's costs and all costs of legal proceedings.

5. ENVIRONMENTAL REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the representations, warranties and covenants set forth in this Note, the Loan Agreement (if any) and any other document executed and delivered in connection with this Note and/or the Loan Agreement, Undersigned hereby represents, warrants, covenants and agrees, on behalf of itself and each of its subsidiaries and affiliates, if any, that: (a) each of them now has and will continue to have all Environmental Permits (as hereinafter defined) necessary for the conduct of each of their businesses and operations; (b) each of them conducts and will continue to conduct each of their businesses and operations in material compliance with all applicable Environmental Laws (as hereinafter defined) and Environmental Permits; (c) there does not exist, nor will any of them permit to exist, any event or condition that requires or is likely to require any of them under any Environmental Law to pay or expend funds by way of fines, judgments, damages, cleanup, remediation or the like in an aggregate amount, the payment of which could reasonably be expected to interfere substantially with normal operations of Undersigned or materially adversely affect the financial condition of Undersigned; (d) Undersigned shall notify Bank, in writing within five (5) business days, upon becoming aware of any pending or threatened proceeding, suit, investigation, allegation or inquiry regarding any alleged event or condition that, if resolved unfavorably to Undersigned or any of Undersigned's subsidiaries or affiliates, is likely to cause Undersigned or any of its subsidiaries or affiliates under any Environmental Law to pay or expend funds by way of fines, penalties, administrative actions, judgments, damages, cleaning, remediation or the like, or cause Undersigned or any of its subsidiaries or affiliates to pay or expand funds for any third party claims, proceedings, actions or judgments for personal injury or property damage resulting from an event or condition relating to Hazardous Substances (as hereinafter defined) or from a release or threatened release of Hazardous Substances; and (e) Undersigned shall provide at Undersigned's cost, upon request by Bank, certifications, documentation, copies of pleadings and other information regarding the above, all in form and content satisfactory to Bank.

6. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" hereunder: (a) default in payment or performance of any of the Obligations evidenced or secured by this Note or any other evidence of liability of Undersigned to Bank which remains uncured for longer than 10 days;
(b) the breach by any Obligor (defined as Undersigned and each surety or guarantor of any of Undersigned's liabilities to Bank, as well as any person or entity granting Bank a security interest in property to secure the Obligations evidenced hereby) of any covenant contained in the Loan Agreement (if any), this Note, or in any separate security, guarantee or suretyship agreement between

Bank and any Obligor, the occurrence of any default hereunder or under the terms of any such agreement, or the discovery by Bank of any false or misleading representation made by any Obligor herein or in any such agreement or in any other information submitted to Bank by any Obligor; (c) with respect to any
Obligor: (1) death or incapacity of any individual or general partner, or (2) dissolution of any partnership or corporation; (d) any assignment for the benefit of creditors by any Obligor; (e) insolvency of any Obligor; (f) the filing or commencement of any petition, action, case or proceeding, voluntary or involuntary, under any state or federal law regarding bankruptcy, insolvency, reorganization, receivership or dissolution, including the Bankruptcy Reform Act of 1978, as amended, by or against any Obligor; (g) default under the terms of any lease of or mortgage on the premises where any property securing the indebtedness evidenced by this Note is located which remains uncured for longer than 10 days; (h) garnishment, tax assessment, attachment or taking by governmental authority or other creditor of any property of any Obligor which is in Bank's possession or which constitutes security for any obligations evidenced or secured hereby; (i) entry of judgment against any Obligor in any court of record; (j) the assessment against any Obligor by the Internal Revenue Service or any other federal, state or local taxing authority of unpaid taxes, or the issuance of a levy or the entering of a lien in connection therewith; (k) the maturity of any life insurance policy held as collateral for this Note by reason of the death of the insured or otherwise; (l) the revocation, termination, cancellation, denial of liability, or the attempt of any of the foregoing, by any Obligor of any obligation or liability whatsoever of the Obligor to Bank, including without limitation any security, guarantee or suretyship agreement;
or (m) default by Undersigned in the payment of any indebtedness of Undersigned or in the performance of Undersigned's obligations (other than indebtedness or obligations evidenced by this Note or any other evidence of liability of Undersigned to Bank) and such default shall continue for more than any applicable grace period.

7. ACCELERATION; REMEDIES. Upon either (i) the occurrence of any Event of Default, or (ii) if this Note is payable on demand, such demand by Bank: (a) all amounts due under this Note, including the unpaid balance of principal and interest hereof, shall become immediately due and payable at the option of Bank, without any demand or notice whatsoever; and (b) Bank may immediately and without demand exercise any of its rights and remedies granted herein, under applicable law, or which it may otherwise have, against the Undersigned, the Collateral, or otherwise. Notwithstanding any provision to the contrary herein, upon the occurrence of an Event of Default as described in Section 6(f) hereof, all amounts due under this Note, including without limitation the unpaid balance of principal and interest hereof, shall become immediately due and payable, without any demand, notice or further action by Bank whatsoever, and an action therefor shall immediately accrue.

8. BANK'S RIGHTS. Undersigned hereby authorizes Bank, and Bank shall have the continuing right, at its sole option and discretion, to: (a) do anything which Undersigned is required but fails to do hereunder, and in particular Bank may, if Undersigned fails to do so, (1) insure or take any reasonable steps to protect the Collateral, (2) pay all taxes, levies, expenses and costs arising with respect to the Collateral, or (3) pay any premiums payable on any policy of insurance required to be obtained or maintained hereunder; (b) direct any insurer to make payment of any insurance proceeds, including any returned or unearned premiums, directly to Bank, and apply such moneys to any Obligations evidenced or secured hereby in such order or fashion as Bank may elect; (c) inspect the Collateral at any reasonable time; (d) pay any amounts Bank elects to pay or advance hereunder on account of insurance, taxes or other costs, fees or charges arising in connection with the Collateral, either directly to the payee of such cost, fee or charge, directly to Undersigned or to such payee(s) and Undersigned jointly; (e) pay the proceeds of the loan evidenced by this Note to any or all of the Undersigned individually or jointly, or to such other persons as any of the Undersigned may direct; and (f) add any amounts paid or incurred by Bank under Section 4(i), Section 4(j), Section 8(a) or Section 8(d) to the principal amount of the indebtedness evidenced by this Note.

In addition to all rights given to Bank by this Note, Bank shall have all the rights and remedies of a secured party under any applicable law, including without limitation, the Uniform Commercial Code.

9. DEFINITIONS; MISCELLANEOUS PROVISIONS. (a) Undersigned waives protest of all commercial paper at any time held by Bank on which Undersigned is in any way liable, notice of nonpayment at maturity of any and all accounts, and (except where requested hereby) notice of action taken by Bank; and hereby ratifies and confirms whatever Bank may do. Bank shall be entitled to exercise any right notwithstanding any prior exercise, failure to exercise, or delay in exercising any such right. (b) Bank shall retain the lien of any judgment entered on account of the indebtedness evidenced hereby, as well as any security interest previously granted to secure repayment of the indebtedness evidenced hereby. Undersigned warrants that Undersigned has no defense whatsoever to any action or proceeding that may be brought to enforce or realize on any such judgment or security interest. (c) If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Note shall be construed as if the invalid or unenforceable provision had never been a part of it. The descriptive headings of this Note are for convenience only and shall not in any way affect the meaning or construction of any provision hereof. (d) The rights and privileges of Bank contained in this Note shall inure to the benefit of its successors and assigns, and the duties of Undersigned shall bind all heirs, personal representatives, successors and assigns. (e) This Note shall in all respects be governed by the laws of the state in which this Note is payable (except to the extent that federal law governs), and all references to the Uniform Commercial Code shall be deemed to refer to the Uniform Commercial Code as enacted in such state. (f) Undersigned hereby irrevocably appoints Bank and each holder hereof as Undersigned's attorney-in-fact to: (1) endorse Undersigned's name to any draft or check which may be payable to Undersigned in order to collect the proceeds of any insurance or any returned or unearned premiums in respect of any policies of insurance required to be maintained hereunder; and (2) take any action Bank deems necessary to perfect or maintain perfection of any security interest granted to Bank herein, including executing any document on Undersigned's behalf. Undersigned hereby acknowledges that this appointment of Bank and each holder hereof as attorney-in-fact is irrevocable and is coupled with an interest. (g) Undersigned shall bear the risk of loss of, damage to, or destruction of the Collateral, and Undersigned hereby releases Bank from all claims for loss or damage to the Collateral, and Undersigned hereby releases Bank from all claims for loss or damage to the Collateral caused by any act or omission on the part of Bank, except for willful misconduct. (h) "Chief Executive Office" means the place from which the main part of the business operations of an entity is managed. (i) "Environmental Law" means any federal, state or local environmental law, statute, regulation, rule, ordinance, court or administrative order or decree, or private agreement or interpretation, now or hereafter in existence, relating to the manufacture, distribution, labeling, use, handling, collection, storage, treatment, disposal or otherwise of Hazardous Substances, or in any way relating to pollution or protection of the environment or public health. (j) "Environmental Permit" means any federal, state or local permit, license or authorization issued under or in connection with any Environmental Law. (k) "Hazardous Substances" means petroleum and petroleum products, radioactive materials, asbestos, radon, lead containing materials, sewage or any materials or substances defined as or included in the definition of "hazardous wastes," "hazardous substances," "hazardous materials," "toxic substances," "hazardous air pollutants," "toxic pollutants," "pollution," or terms of similar meaning as those terms are used in any Environmental Law. (l) "Undersigned" refers individually and collectively to all makers of this Note, including, in the case of any partnership, all general partners of such partnership individually and collectively, whether or not such partners sign below. Undersigned shall each be jointly and severally bound by the terms hereof and, with respect to any partnership executing this Note, each general partner shall be bound hereby both in such general partner's individual and partnership capacities. (m) Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

                 (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.)

Signatures


Witness the due execution hereof.
-------------------------------------------------------------------------------
Witness:                           Individual:

x                                  x                  (Seal)
-------------------------------    ------------------------------------

                                   Address:

-------------------------------    ------------------------------------
Witness:                           Individual:

x                                  x                  (Seal)
-------------------------------    ------------------------------------

                                   Address:

                                      RF POWER PRODUCTS, INC.
                                   ------------------------------------
                                   Corporation or Other Entity

-------------------------------    ------------------------------------
Attest/Witness:                    By: (Signature and Title)

x  /s/ Paul S. Zaun                x   /s/ Domenic Golato, CFO   (Seal)
-------------------------------    ------------------------------------

                                   By: (Signature and Title)

                                   x                     (Seal)
                                   ------------------------------------

(Corporate Seal)                 Business Address



                                        1007 Laurel Oak
                                    -----------------------------------
                                        Voorhees, NJ 08043

                   SUPPLEMENT TO NOTE AND SECURITY AGREEMENT
                   -----------------------------------------


     This Supplement to Note and Security Agreement ("Supplement") is annexed to and is part of the Note and Security Agreement dated as of February 27, 1997 of Undersigned, payable to Mellon Bank, N.A. ("Bank"), in the stated principal amount of $500,000.00 ("Facility"). Such Note and Security Agreement as supplemented by this Supplement shall be referred to as the Note. Capitalized terms used without further definition herein shall have the meaning set forth in the Note.

     1.   Restatement/Reaffirmation.  This Note evidences $500,000 of the
          -------------------------
principal balance of that certain Note and Security Agreement dated as of May 24, 1996 in the original principal amount of $4,000,000 from Undersigned to Bank (the "Original Note") in accordance with the term-out option set forth in Paragraph 3 of the Supplement to Note and Security Agreement annexed to and made a part of the Original Note. This Note does not extinguish the Undersigned's obligation to repay the indebtedness evidenced by, or the security interest granted by, the Original Note. Instead, this Note represents a portion of the obligation to repay the Original Note. The Undersigned further acknowledges and confirms its grant to Bank of a continuing first priority security interest in the Undersigned's equipment, inventory and accounts in order to secure the portion of the Original Note payable hereunder.

     2.   Payment-Interest.  Interest shall be payable at each of the following
          ----------------
times: (a) if at the Prime-Based Rate or the As-Offered Fixed Rate, on the first day of each month, payable in arrears, beginning April 1, 1997 until the end of the As-Offered Fixed Rate Period specified in each Notification or February 28, 2001 (the "Maturity Date"); and (b) if at the LIBOR Rate, at the end of each LIBOR Rate Period specified in each Notification. Undersigned understands and agrees that any payments of principal, interest or other sums required under this Note may be deducted on the due date, without notice by Bank, from any deposit account maintained by Undersigned with Bank.

     3.   Payment-Principal.  Principal shall be payable in forty-seven (47)
          -----------------
equal consecutive monthly installments of $10,416.66 each. The initial principal installment will be due and payable on April 1, 1997 and thereafter on the first day of each month. There shall be a final forty-eighth payment of all remaining unamortized principal on the Maturity Date.

     4.   Interest Rate Options.  (a) The outstanding principal balance of this
          ---------------------
Note shall earn interest at the Prime-Based Rate, provided however that, subject
                                                  ---------------------
to the terms of paragraph 4(b) below, by giving Notification, Undersigned may request to have all or such portion of the outstanding principal of this Note as hereinafter permitted earn interest, instead, at the As-Offered Fixed Rate or the LIBOR Rate as follows: (i) with respect to the principal amount outstanding under the Facility, from the date of a Notification until the end of the As-Offered Fixed Rate Period or the LIBOR Rate Period (as applicable) specified in the Notification; and/or (ii) with respect to the principal amount of any portion of the Facility outstanding and earning interest at the As-Offered Fixed Rate or the LIBOR Rate at the time of the Notification related to such principal amount, from the expiration of the then current As-Offered Fixed Rate Period or LIBOR Rate Period related to such principal amount until the end of the As-Offered Fixed Rate Period or LIBOR Rate Period (as applicable) specified in the Notification; and/or (iii) with respect to all or any portion of the principal amount of the Facility outstanding and earning interest at the Prime-Based Rate at the time of Notification, from the date set forth in the Notification until the end of the As-Offered Fixed Rate Period or LIBOR Rate Period (as applicable) specified in the Notification. There shall be no more than one (1) advance of principal accruing interest at the As-Offered Fixed Rate and no more than one
(1) advance of principal accruing interest at the LIBOR Rate outstanding at any one time. The Undersigned shall, in selecting any interest rate option and/or interest rate period, allow for scheduled principal installment repayments.

          (b) Undersigned understands and agrees: (i) that Bank, from time to time, may refuse any request of Undersigned to select, convert to or renew the As-Offered Fixed Rate or LIBOR Rate, as the case may be, if Bank determines in good faith (which determination shall be conclusive) that the Undersigned is in default under the Note or that such interest rate is impractical or unlawful due to any law, regulation, rule, guideline or interpretation or administration to which Bank may be subject, (ii) that subject to the provisions of this Note, the Prime-Based Rate, the As-Offered Fixed Rate or the LIBOR Rate may apply simultaneously to the different parts of the outstanding principal of this Note,
(iii) that the As-Offered Fixed Rate or LIBOR Rate, as the case may be, may apply simultaneously to various portions of the outstanding principal for various As-Offered Fixed Rate Periods or LIBOR Rate Periods, as the case may be,
(iv) that the As-Offered Fixed Rate or LIBOR Rate, as the case may be, applicable to any portion of outstanding principal may be different from the As-Offered Fixed Rate or LIBOR Rate, as the case may be, applicable to any other portion of outstanding principal and (v) that the Bank shall have the right to terminate any As-Offered Fixed Rate Period or LIBOR Rate Period, as the case may be, and the interest rate applicable thereto, prior to maturity of such Rate Period, if Bank determines in good faith (which determination shall be conclusive) that continuance of such interest rate has been made impractical or unlawful by any law, regulation, rule, guideline or interpretation or administration to which Bank may be subject, in which event the principal to which such terminated Rate Period relates thereafter shall earn interest at the Prime-Based Rate.

     5.   Interest Rate Spread.  The Undersigned shall pay a basis point spread
          --------------------
under this Note on its LIBOR Rate Option based on the Undersigned's financial performance based on its Cash Flow Ratio (as defined in the Credit Agreement) and effective on the first day following receipt of the Undersigned's quarterly financial statements and continuing until receipt of the Undersigned's quarterly financial statements for the following fiscal quarter:

Cash Flow Ratio                                             LIBOR Rate Plus
---------------                                             Basis Point Spread
                                                     ------------------------------
Less than 2.50 to 1.00                                      LIBOR + 150 b.p.
Greater than or equal to 2.50 to 1.00,
 But less than 3.50 to 1.00                                 LIBOR + 125 b.p.
Greater than or equal to 3.50 to 1.00                       LIBOR + 100 b.p.

     6. Prime-Based Rate Fallback. After expiration of any As-Offered Fixed Rate Period or LIBOR Rate Period, as applicable, any principal portion corresponding to such Rate Period which has not been converted or renewed in accordance with paragraph 4 hereof shall earn interest automatically at the Prime-Based Rate from the date of expiration of such Rate Period until paid in full, unless and until Undersigned requests and Bank approves a conversion to the As-Offered Fixed Rate or the LIBOR Rate, as applicable, in accordance with paragraph 4. With respect to any principal amount, if Undersigned fails to request the As-Offered Fixed Rate option or the LIBOR Rate option, as the case may be, by giving Bank a Notification, or if Bank fails to approve such request when made, such principal amount shall be deemed to earn interest at the Prime-Based Rate.

     7.   Voluntary Repayment.  Prior to the occurrence of an Event of Default
          -------------------
hereunder, (a) Undersigned shall have the right at its option from time to time to prepay that portion of the outstanding principal balance hereof which is earning interest at such time at the Prime-Based Rate in whole or in part without any Repayment Premium; and (b) Undersigned shall have the right to prepay all or any portion of the outstanding principal balance hereof which is earning interest at the As-Offered Fixed Rate or the LIBOR Rate, provided
                                                                 --------
however that, any prepayments of principal earning interest at the As-Offered
------------
Fixed Rate or the LIBOR Rate shall be applied to the unpaid installments of principal in the reverse order of their maturities and shall be accompanied by the Repayment Premium applicable thereto.

     8.   Indemnity.  Undersigned shall indemnify Bank against any loss or
          ---------
expense (including loss of margin) which Bank has sustained or incurred as a consequence of: (a) any payment, prepayment or conversion of any principal amount earning interest at the As-Offered Fixed Rate or the LIBOR Rate, as the case may be, on a day other than the last day of the corresponding Rate Period (whether or not any such payment is made pursuant to demand by Bank under this Note and whether or not any such payment is consented to by Bank, unless Bank shall have expressly waived such indemnity in writing); (b) any attempt by Undersigned to revoke in whole or part any Notification given pursuant to this Note; (c) any attempt by Undersigned to convert or renew any principal amount earning interest at the As-Offered Fixed Rate or the LIBOR Rate, as the case may be, on a day other than the last day of the corresponding applicable Rate Period (whether or not such conversion or renewal is consented to by Bank, unless Bank shall have expressly waived such indemnity in writing); or (d) any Event of Default.

          If Bank sustains any such loss or expense it shall from time to time notify Undersigned of the amount determined in good faith by Bank (which determination shall be conclusive) to be necessary to indemnify Bank for such loss or expense. Such amount shall be due and payable by Undersigned on demand.

     9.   Records.  The unpaid principal amount of this Note, the unpaid
          -------
interest accrued thereon, the interest rate or rates applicable to such unpaid principal amount, the duration of such applicability and the date and amount of each payment or demand shall at all times be ascertained from the books and records created by Bank, which shall be conclusive absent manifest error.

          All notices (including any Notification) under this Note shall be in writing or by telephone promptly confirmed in writing, and all such writings shall be sent by first-class, first-class express or certified mail or by hand delivery, in all cases with charges prepaid, provided that Bank may act in reliance on any telephonic notice prior to receipt of written confirmation. All notices shall be sent to Undersigned at the address stated on the signature page hereof or in accordance with the last unrevoked written direction from Undersigned to Bank. All notices by Undersigned shall be effective when received by Bank at its address at Mellon Bank, N.A., Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 200, Plymouth Meeting, PA 19462,
Attention: Middle Market Banking, and all notices by Bank shall be effective when telephoned, deposited in the mail or hand delivered. Written notices or confirmations by Undersigned shall not be deemed records of Bank within the meaning of this paragraph whether or not received by Bank and, in the event that any written notice sent by Undersigned in confirmation of telephonic notice differs from Bank's records of such telephonic notice, Bank may act in reliance upon such telephonic notice as if written notice were not received, provided that Bank has acted in good faith. Bank may conclusively rely without inquiry on any notice or confirmation purporting to be from or authorized by Undersigned and such reliance shall be presumed to be correct.

     10.   Time of Essence.  The prompt and faithful performance of all of
           ---------------
Undersigned's obligations hereunder, including without limitation time of payment, is of the essence of this Note.

     11.   Definitions.  As used in this Note: "As-Offered Fixed Rate" means a
           -----------                          ---------------------
per annum rate of interest (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) offered by Bank to Undersigned.

"As-Offered Fixed Rate Period" means for any portion of principal for which
-----------------------------
Undersigned elects the As-Offered Fixed Rate the period of time for which such As-Offered Fixed Rate shall apply to such principal portion. "LIBOR Rate" means
                                                               ----------
for any day during each LIBOR Rate Period the per annum rate of interest (computed on a basis of a year of 360 days and actual days elapsed) determined by Bank by adding (a) the per annum rate of interest (rounded upward to the nearest 1/100 of 1%) obtained by dividing (i) the rate of interest estimated in good faith by Bank in accordance with its usual procedures (which determination shall be conclusive) to be the average of the rate per annum for deposits, in an amount of U.S. Dollars comparable to the amount of principal relating to such LIBOR Rate Period and having maturities comparable to such LIBOR Rate Period, offered to major money center banks in the London interbank market at or about 11:00 a.m., London time, two London Business Days prior to such LIBOR Rate Period, (ii) a number equal to 1.00 minus the LIBOR Rate Reserve Percentage for
                                    -----
such day, and (b) the applicable basis point spread.  "LIBOR Rate Period" means
                                                       -----------------
for any portion of principal for which Undersigned elects the LIBOR Rate the period of time for which such rate shall apply to such principal portion. LIBOR Rate Periods shall be for periods of 30, 60 and 90 days and for no other length of time. "LIBOR Rate Reserve Percentage" for any day means the percentage
           -----------------------------
(rounded upward to the nearest 1/100 of 1%), as determined in good faith by Bank (which determination shall be conclusive) as representing for such day the maximum effective percentage as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) for Bank with respect to eurocurrency funding. "Notification" means telephonic notice (which shall be irrevocable) by
 ------------
Undersigned to Bank that Undersigned has requested that the As-Offered Fixed Rate or the LIBOR Rate, as the case may be, shall apply to some portion of the principal amount of this Note in accordance with the provisions of paragraph 4 hereof, which notice shall be given no later than 1:00 p.m., local time at the place where this Note is payable, on the day (which shall be a day on which Bank is opened for business) on which such election is to become effective, or if the LIBOR Rate is requested, 1:00 p.m., local time at the place where this Note is payable, on the day which is at least three (3) business days prior to the day (which shall be a day on which Bank is opened for business) on which such election is to become effective, which notice shall specify (i) that the As-Offered Fixed Rate or LIBOR Rate option is being selected; (ii) the principal amount to be subject to the As-Offered Fixed Rate or the LIBOR Rate; (iii) whether such amount is a renewal of a previous request of the As-Offered Fixed Rate or the LIBOR Rate, a conversion from the Prime-Based Rate or LIBOR Rate to the As-Offered Fixed Rate, a conversion from the Prime-Based Rate or As-Offered Fixed Rate to the LIBOR Rate, or a combination thereof; (iv) the Rate Period selected; and (v) the date on which such request is to become effective (which date shall be a date selected in accordance with paragraph 4(a) hereof). "Prime-Based Rate" means a per annum rate of interest, calculated on an 360 day
-----------------
basis but charged on the actual number of days elapsed, equal to the rate of interest announced from time to time by Bank as its Prime Rate which rate is not necessarily the lowest interest rate charged by the Bank for loans, such Prime-Based Rate to change from time to time as of the effective date of each change in the Prime Rate. "Repayment Premium" means the amount which Undersigned shall
                     -----------------
pay to Bank as a premium in connection with a repayment of outstanding principal earning interest at the As-Offered Fixed Rate or the LIBOR Rate, as applicable, at the time of repayment, which amount shall be the amount determined by Bank to be the difference between (a) the present value of the interest payments that would have been paid in the future to Bank by Undersigned on such repaid portion of principal accruing at the As-Offered Fixed Rate or the LIBOR Rate or as applicable, but for such repayment, and (b) the present value of the interest payments that would be paid in the future to Bank at the United States Treasury Rate if on or about the date of repayment Bank made a hypothetical investment of the repaid portion of principal accruing at a fixed rate of interest in United States Treasury securities maturing on or about the date that the repaid portion of principal would have matured but for such repayment and bearing interest accruing from the date of repayment, payable on each date on which Undersigned, but for such repayment, would have paid interest on the repaid portion of principal. "Undersigned" means, individually and collectively, all makers of
             -----------
this Note.  "United States Treasury Rate" means a rate of interest per annum,
             ---------------------------
equal to (rounded downward to the nearest 1/100 of one percent) the annual yield Bank could obtain by purchasing on the date of repayment United States Treasury Securities with semi-annual interest payments, maturing on or about the date on which the repaid portion of principal would have matured.

          WITNESS the due execution and delivery hereof, intending to be legally bound.


ATTEST:                               RF POWER PRODUCTS, INC.


    /s/ Paul S. Zaun                   By:  /s/ Domenic N. Golato
-----------------------------             -----------------------
By:                                       Domenic N. Golato
Title:                                    Chief Financial Officer


                                       Accepted by:


                                       MELLON BANK, N.A.


                                           /s/ Anthony W. LaMarca
                                       ---------------------------
                                        Anthony W. LaMarca
                                        Vice President